UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2015

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Third Avenue
New York, N.Y. 10017-1307
(Address of principal executive offices) (Zip Code)
(212) 282-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2015 Annual Meeting of Shareholders (the "2015 Annual Meeting") of Avon Products, Inc. (the "Company") held on May 6, 2015, the Company’s shareholders, upon the recommendation of the Board of Directors, approved the Amended and Restated Avon Products, Inc. 2013 Stock Incentive Plan (the "Amended Plan"), which was previously adopted by the Board of Directors, subject to the approval by the shareholders. The Amended Plan (i) increases the number of shares that may be made subject to awards by 13 million shares, from 42 million shares previously authorized to 55 million shares, and (ii) increases the maximum number of shares that may be made subject to awards for any one eligible participant in any calendar year from 3 million shares to 4 million shares.

A more detailed summary of the Amended Plan can be found in the Company’s Proxy Statement for the 2015 Annual Meeting filed with the Securities and Exchange Commission on March 27, 2015 (the "Proxy Statement"). The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Amended Plan and are qualified by reference to the text of the Amended Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The final results of voting on each of the matters submitted to a vote of shareholders at the 2015 Annual Meeting are set forth below.

1. Each of the director nominees listed below were elected for one-year terms expiring in 2016:

	Votes For	Withheld	Broker Non-Votes
Douglas R. Conant	317,773,339	18,467,729	30,507,689
W. Don Cornwell	291,059,289	45,181,779	30,507,689
V. Ann Hailey	292,612,047	43,629,021	30,507,689
Nancy Killefer	321,875,080	14,365,988	30,507,689
Susan J. Kropf	306,646,855	29,594,213	30,507,689
Maria Elena Lagomasino	282,454,107	53,786,961	30,507,689
Sara Mathew	323,091,267	13,149,801	30,507,689
Helen McCluskey	320,880,458	15,360,610	30,507,689
Sherilyn S. McCoy	321,403,663	14,837,405	30,507,689
Charles H. Noski	322,012,220	14,228,848	30,507,689
Gary M. Rodkin	288,700,779	47,540,289	30,507,689
Paula Stern	287,043,932	49,197,136	30,507,689

2. The advisory vote on executive compensation was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
237,556,745	97,656,510	1,027,813	30,507,689
(Page 2 of 4)

3. The Company's Amended and Restated 2013 Stock Incentive Plan was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
276,489,794	58,813,628	937,645	30,507,690

4. The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2015 was ratified:

Votes For	Votes Against	Abstentions
364,124,224	1,799,363	825,170

5. The shareholder proposal requesting proxy access was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
253,679,164	81,422,429	1,139,475	30,507,689

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 10.1	Avon Products, Inc. 2013 Stock Incentive Plan, as amended and restated (incorporated by reference to Appendix A to Avon's Proxy Statement as filed on March 27, 2015).

(Page 3 of 4)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Jeff Benjamin
Name: Jeff Benjamin
Title: Senior Vice President, General Counsel and Chief Ethics & Compliance Officer

Date: May 12, 2015

(Page 4 of 4)

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Avon Products, Inc. 2013 Stock Incentive Plan, as amended and restated (incorporated by reference to Appendix A to Avon's Proxy Statement as filed on March 27, 2015).